SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Aytu BioScience, Inc.
(Name of Registrant as Specified In Its Charter)

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AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 15, 2016

TO THE STOCKHOLDERS OF

AYTU BIOSCIENCE, INC.

The 2017 annual meeting of stockholders of Aytu BioScience, Inc. will be held at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, on November 15, 2016, at 10:00 a.m. Eastern time, for the following purposes:

1.	To elect five directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number between 1-for-2 and 1-for-4, as determined by our board of directors, at any time before November 15, 2017, if and as determined by our board of directors;

3.	To approve amendments to our 2015 Stock Option and Incentive Plan to (i) increase the number of authorized shares of common stock reserved for issuance thereunder from 833,334 shares to 2,000,000 shares, (ii) increase the number of shares that may be issued as incentive stock options from 833,334 shares to 2,000,000 shares, and (iii) increase the maximum number of shares of common stock (A) underlying stock options or stock appreciation rights that may be granted to any one individual during any calendar year period, and (B) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, for any performance cycle, in each case from 166,667 shares to 1,000,000 shares;

4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017; and

5.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on September 22, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, the proxy statement (including an electronic proxy card for the meeting) and our 2016 Annual Report to Stockholders via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Englewood, Colorado

Dated: October 5, 2016

By Order of the Board of Directors

Joshua R. Disbrow

President, Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING

Q:	Who may vote at the meeting?

A:	The Board of Directors has set September 22, 2016 as the record date for the meeting. If you owned shares of our common stock at the close of business on September 22, 2016, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of September 22, 2016, there were [•] shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent these proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•	are present and entitled to vote in person at the meeting; or
•	properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The four proposals to be voted on at the meeting are as follows:

1.	To elect the five directors named in the proxy statement to serve until our next annual meeting or until their successors have been elected and qualified;

2.	To approve a reverse stock split at a ratio of any whole number between 1-for-2 and 1-for-4, as determined by our board of directors, at any time before November 15, 2017, if and as determined by our board of directors;

3.	To approve amendments to our 2015 Stock Option and Incentive Plan to (i) increase the number of authorized shares of common stock reserved for issuance thereunder from 833,334 shares to 2,000,000 shares, (ii) increase the number of shares that may be issued as incentive stock options from 833,334 shares to 2,000,000 shares, and (iii) increase the maximum number of shares of common stock (A) underlying stock options or stock appreciation rights that may be granted to any one individual during any calendar year period, and (B) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, for any performance cycle, in each case from 166,667 shares to 1,000,000 shares; and

4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

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Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Via the Internet by accessing the proxy materials on the secured website https://www.proxyvote.com and following the voting instructions on that website;

•	Via telephone by calling toll free 1-800-690-6903 in the United States and following the recorded instructions; or

•	By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on November 14, 2016. If stockholders have any questions or need assistance voting their proxy, please call Gregory A. Gould at our headquarters at 1-720-437-6580. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board of Directors.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before or at the meeting and before the taking of the vote, at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112; or

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

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AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

November 15, 2016

This proxy statement has been prepared by the management of Aytu BioScience, Inc. “We,” “our” and the “Company” each refers to Aytu BioScience, Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our 2016 Annual Report to Stockholders, including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about October 5, 2016. We mailed a Notice of Internet Availability of Proxy Materials on or about October 5, 2016 to our stockholders of record and beneficial owners as of September 22, 2016, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on September 22, 2016. At the close of business on September 22, 2016, a total of [•] shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters.

Assuming the presence of a quorum at the meeting:

•	The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

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•	The affirmative vote of the holders of a majority of the total outstanding shares of our common stock as of the record date is necessary to approve the reverse stock split. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will effectively be a vote against this proposal.

•	The amendments to our 2015 Stock Option and Incentive Plan require the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

•	The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. As pf the date of this proxy statement, we have not retained a proxy solicitor to assist in the forwarding and solicitation of proxies, although we may do so if we determine that it would be advisable.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws currently provide that the number of directors constituting the Board shall be determined solely and exclusively by resolution duly adopted from time to time by the Board. There are five directors presently serving on our Board, and the number of directors to be elected at this annual meeting is five. Because our Board only recently achieved a majority of independent directors in July 2016, at which time an independent Nominating and Governance Committee was appointed, the full Board has proposed the five nominees listed below for election to the Board for a one-year term.

Our common stock is not listed on any exchange and is only quoted on the OTCQX. Consequently no exchange rules regarding director independence are applicable to us. However, our Board has applied the NYSE MKT test for director independence to all of our directors. Two of our five directors are not independent under the NYSE MKT definition due to (i) being an executive officer of our Company, in the case of Mr. Disbrow, and (ii) the payments we make to Ampio Pharmaceuticals, Inc. under our services agreement with Ampio, in the case of Mr. Macaluso. Mr. Macaluso is the President and CEO and a director of Ampio. In addition to the specific bars to independence set forth in the NYSE MKT rule, we also consider whether a director or his affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage or adoption to any other nominee or any of our executive officers except that Joshua Disbrow and Jarrett Disbrow, our Chief Operating Officer, are brothers.

Directors with Terms Expiring in 2016

Name	Age	Director Since	Position(s) with Aytu
Joshua R. Disbrow	41	January 2016	President, Chief Executive Officer, Director
Gary V. Cantrell	61	July 2016	Director
Carl C. Dockery	53	April 2016	Director
John A. Donofrio, Jr.	49	July 2016	Director
Michael Macaluso	64	April 2015	Director

Joshua R. Disbrow – Chairman and Chief Executive Officer

Joshua R. Disbrow has been employed by us since April 16, 2015. Prior to the closing of the merger with Luoxis and Vyrix, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow was also the Chief Operating Officer of Ampio since December 2012. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals, a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $127 million in net sales in 2011. By the time Mr. Disbrow departed Arbor in late 2012, he had led the growth of the commercial organization to comprise over 150 people in sales, marketing sales training, managed care, national accounts, and other commercial functions. Mr. Disbrow has spent over 17 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, marketing, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics he was the Director of Marketing at LipoScience, an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our Company in light of our business and structure.

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Gary V. Cantrell – Director

Gary Cantrell joined our Board in July 2016. He has 30 years of experience in the life sciences industry ranging from clinical experience as a respiratory therapist to his current exclusive consulting role with Mayne Pharma (ASX: MYX) as Business Development Executive focused on acquiring branded prescription assets for Mayne’s U.S. Specialty Brands Division. Mr. Cantrell served as CEO of Yasoo Health Inc., a global specialty nutritional company from 2007 through June 2016, highlighted by the sale of its majority asset AquADEKs to Actavis in March 2016. Previously, he was President of The Catevo Group, a U.S.-based healthcare consulting firm. Prior to that, he was Executive Vice President, Sales and Marketing for TEAMM Pharmaceuticals, an Accentia Biopharmaceuticals company, where he led all commercial activities for a public specialty pharmaceutical business. His previous 22 years were at GlaxoSmithKline plc where he held progressively senior management positions in sales, marketing and business development. Mr. Cantrell is a graduate of Wichita State University and serves as an advisor to several emerging life science companies. He served as a director for Yasoo Health Inc., Yasoo Health Limited and Flexible Stenting Solutions, Inc., a leading developer of next generation peripheral arterial, venous, neurovascular and biliary stents, which was sold to Cordis, while a Division of Johnson & Johnson in March 2013. Mr. Cantrell served as a director of Vyrix Pharmaceuticals from February 2014 to April 2015. Mr. Cantrell’s experience in consulting and executive management within the pharmaceutical industry led to the conclusion that he should serve as a director of our company in light of our business and structure.

Carl C. Dockery – Director

Carl Dockery joined our Board in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently in 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. Mr. Dockery serves as a director of CytoDyn Inc. (OTCQB: “CYDY”), a biotechnology company. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company, led to the conclusion that he should serve as a director of our company in light of our business and structure.

John A. Donofrio, Jr. – Director

John Donofrio joined our Board in July 2016. He is a Senior Finance Executive with 24 years of experience in the pharmaceutical industry across a broad range of areas, including consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. He has served as the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, since August 2013. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the U.S. and Canada. At Merz, Mr. Donofrio is accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. He was also the Senior Finance Partner accountable for the U.S. Specialty Business Units of GlaxoSmithKline plc. Mr. Donofrio served as a director of Vyrix Pharmaceuticals from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s financial expertise and experience in the pharmaceutical industry, led to the conclusion that he should serve as a director of our company in light of our business and structure.

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Michael Macaluso – Director

Michael Macaluso has been a member of our Board of Directors since April 2015. Mr. Macaluso is also the Chairman and Chief Executive Officer of Ampio. Mr. Macaluso has been a member of Ampio Pharmaceuticals’ Board of Directors since March 2010 and Ampio’s Chief Executive Officer since January 2012. Mr. Macaluso served in the roles of president and Chief Executive Officer of Isolagen, Inc. (AMEX: ILE) from June 2001 until September 2004. Mr. Macaluso also served on the board of directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our company in light of our business and structure.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the five nominees receiving the highest number of votes will be elected.

Recommendation

The Board unanimously recommends that stockholders vote FOR the election of the five nominees for election to the Board for a one-year term.

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PROPOSAL NO. 2 —APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION

OF OUR BOARD OF DIRECTORS

General

Our Board believes it is in our best interests and the best interests of our stockholders to authorize a reverse stock split of the Company’s outstanding common stock.

The Board is asking our stockholders to approve a reverse split of our common stock and grant to the Board the authority to set the ratio for the reverse split in the range of 1-for-2 and 1-for-4 (the “Reverse Stock Split”), or not to complete the Reverse Stock Split, as determined in the discretion of the Board at any time before November 15, 2017. If the proposal is approved by our stockholders, our Board will have authority to effect the Reserve Stock Split if and at such time as it determines to be appropriate. The principal effect of the Reverse Stock Split would be to decrease the outstanding number of shares of common stock, while maintaining the authorized number of shares at their current levels.

The Board is asking that our stockholders approve a range of exchange ratios for the Reverse Stock Split because it is not possible at this time to predict market conditions at the time the split would be implemented. If approved by our stockholders, the Board will be authorized to implement a reverse stock split at a ratio of any whole number between 1-for-2 and 1-for-4, or to abandon the split, as determined at the discretion of the Board. The Board will set the ratio for the Reverse Stock Split or abandon the Reverse Stock Split as it determines is advisable considering relevant market conditions at the time the reverse split is to be implemented or abandoned.

To implement the Reverse Stock Split, we would, at a meeting of the Board or by written consent in lieu of a meeting, resolve to effect the Reverse Stock Split, and the number of issued and outstanding shares of common stock would thereby be reduced by a ratio of one share for every two, three or four shares outstanding, depending on the ratio chosen by the Board. If our Board determines that effecting the reverse stock split is in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the reverse split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Purpose

The Board is proposing the Reverse Stock Split in an effort to decrease the number of shares of common stock outstanding and increase the market price of its shares. The Board is also seeking to reduce certain administrative burdens and costs relating to the large number of shares that are currently issued and outstanding.

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The Board believes that the Reverse Stock Split will enhance our ability to obtain an initial listing on a national securities exchange. The NYSE MKT and The NASDAQ Capital Market each requires, among other items, an initial bid price of least $3.00 per share, in the case of the NYSE MKT, or at least $4.00 per share, in the case of The NASDAQ Capital Market, and, following initial listing, maintenance of a continued price of at least $1.00 per share in the case of The NASDAQ Capital Market and an undesignated “low selling price” in the case of the NYSE MKT. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that the minimum bid price would be achieved following any Reverse Stock Split or that any listing on an exchange would be obtained.

Among the other factors considered by the Board in reaching its decision to recommend the Reverse Stock Split, the Board considered the potential effects of having a stock that trades at a low price; our closing stock price on September __, 2016, was $[•] per share as quoted on the OTCQX. For example, certain brokerage firms have internal practices and policies that discourage individual brokers from dealing in stocks trading below a particular dollar level. Further, since the brokerage commissions on stock with a low trading price generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in stocks with a low trading price pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock. The Board also believes that certain institutional investors, such as mutual funds or pension plans, have policies or procedures that discourage or prohibit acquisitions of shares priced at less than $5.00 per share, making our shares less attractive. Each of these factors could weaken the market for our common stock.

As stated above, reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as financial results and market conditions, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase proportionately following the Reverse Stock Split, or that the market price of our common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Additionally, if implemented, the Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of common stock, particularly as the ratio for the Reverse Stock Split increases. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

The Board will not decrease the authorized common stock in connection with the Reverse Stock Split, which will result in a significant increase in the availability of authorized shares of common stock. Any additional common stock so authorized will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of our debt into equity, stock options or other corporate purposes, and any such issuances may be dilutive to current stockholders.

Other than as disclosed in this proxy statement, we have no other specific plans, arrangements or understandings regarding the issuance of shares of our common stock that may become available for issuance as a result of implementation of the Reverse Stock Split if this proposal is approved by our stockholders.

Effects of the Reverse Stock Split

To implement the Reverse Stock Split, we would, at a meeting of the Board or by written consent in lieu of a meeting, resolve to effect the Reverse Stock Split. Upon such resolution and without further action on the part of our stockholders, the shares of our common stock held by stockholders of record as of the effective time of the amendment to our Certificate of Incorporation would be converted into the number of shares of common stock (the “New Common Stock”) calculated based on the reverse split ratio determined and approved by the Board pursuant to such resolution. We will issue one whole share in lieu of any fractional shares left after the Reverse Stock Split has been effected even to stockholders who held less than two shares, three share or four shares in the case of a 1-for-2, 1-for-3 or 1-for-4 reverse stock split, respectively.

  For example, if a stockholder presently holds 100 shares of common stock, he or she would hold 50 shares following a 1-for-2 split, 34 shares following a 1-for-3 split, or 25 shares following a 1-for-4 split. No fractional shares or scrip would be issued. Each stockholder who would otherwise be entitled to a fraction of a share would receive one whole share for such fractional share; the issuance of one whole share for a fractional share is reflected in the share amounts given in the preceding sentence as a result of the Reverse Stock Split, in the case of a 1-for-3 reverse stock split.

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All outstanding stock options, warrants and convertible securities will be adjusted to reduce the number of shares to be issued upon exercise or conversion of such options, warrants or convertible securities, and increase the exercise or conversion price thereof, proportionately.

As of the record date, there were [•]  holders of record of our common stock (although there are significantly more beneficial holders). Based on our stockholders of record as of September 22, 2016, we do not expect that cashing out fractional stockholders, if any, would reduce the number of our stockholders of record to under 300 holders. In addition, our Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Board Discretion to Implement the Reverse Stock Split

If this proposal is approved by the stockholders, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of our Company and our stockholders. The Board’s determination as to whether the Reverse Stock Split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, and the likely effect on the market price of our common stock. If the Board determines to effect the Reverse Stock Split, the Board will consider various factors in selecting the ratio, including the overall market conditions at the time, the effect of a particular ratio on the market for our common stock, and the recent trading history of the common stock.

Exchange of Stock Certificates; Fractional Shares

As soon as practicable after the effective time of the Reverse Stock Split, we, or our transfer agent, will send a letter to each stockholder of record for use in transmitting certificates representing shares of common stock (“Old Certificates”) to our transfer agent, VStock Transfer, LLC (the “Exchange Agent”). The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new certificates will be issued to a stockholder until such Old Certificates are surrendered, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

Stockholders will then receive a new certificate or certificates representing the number of whole shares of New Common Stock into which their shares of common stock have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding stock certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. We will bear all expenses of the exchange of certificates.

We intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial or “street name” holders. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of our common stock with a bank, broker or other nominee should contact their bank, broker or other nominee with any questions in this regard.

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Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of the Reverse Stock Split to a U.S. stockholder (as defined below), and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split. The summary assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as “capital assets” as defined in the Internal Revenue Code of 1986, as amended, or the Code, which generally means property held for investment. It does not address stockholders subject to special rules, such as non-U.S. stockholders, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect the mark-to-market method of accounting, mutual funds, S corporations, partnerships or other pass-through entities, U.S. persons with a functional currency other than the U.S. dollar, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, integration, constructive sale or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S, and non-income tax laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

As used herein, the term “U.S. stockholder” means a beneficial owner of common stock that is a United States citizen or resident, United States corporation or other United States entity taxable as a corporation, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

 We believe that the Reverse Stock Split will qualify as a recapitalization under Section 368(a)(1)(E) of the Code, in which case a stockholder generally will not recognize gain or loss on the Reverse Stock Split (except possibly for stockholders receiving a whole share of common stock in lieu of a fractional share, as noted below). The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

The treatment of the fractional shares being rounded up to the next whole share is uncertain and a stockholder who receives a whole share of common stock in lieu of a fractional share may possibly recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional shares to which the stockholder was otherwise entitled. Stockholders should consult their own tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

United States Treasury Regulations will require stockholders to retain permanent records relating to the Reverse Stock Split, including information about the amount, basis, and fair market value of all transferred property. In addition, for each stockholder that owns, immediately before the Reverse Stock Split, at least 5% of the outstanding stock of our Company (whether by voting power or value) or that has tax basis of at least $1,000,000 in our Company’s stock, United States Treasury Regulations Section 1.368-3 will require a statement to be included in the stockholder’s U.S. federal income tax return for the year of the Reverse Stock Split setting forth (i) the name and employer identification number of our Company, (ii) the date of the Reverse Stock Split, and (iii) the fair market value and the adjusted tax basis of the stockholder’s shares of our Company’s common stock immediately before the Reverse Stock Split. The information for these first two items will be found in the Internal Revenue Service Form 8937 that we will prepare.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM, HER OR IT OF THE REVERSE STOCK SPLIT.

Vote Required

Approval of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split at the discretion of our Board requires the receipt of the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

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Recommendation

The Board of Directors recommends that you vote FOR approval of the amendment to our Company’s Certificate of Incorporation to effect the Reverse Stock Split at a ratio of any whole number between 1-for-2 and 1-for-4, as determined by the Board, at any time before November 15, 2017, if and as determined by the Board.

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PROPOSAL NO. 3 – APPROVAL OF THE AMENDMENTS TO THE 2015 STOCK OPTION AND INCENTIVE PLAN

On April 16, 2015, our Board of Directors approved the 2015 Stock Option and Incentive Plan, or the 2015 Plan. On June 1, 2015, our stockholders approved the 2015 Plan. We believe that the 2015 Plan is critical to our effort to build stockholder value. Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. Our Board believes we must offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

As of August 31, 2016, an aggregate of 833,334 shares were authorized for issuance under the 2015 Plan, after giving effect to the 1-for-12 reverse stock split effected on June 30, 2016. Through August 31, 2016, options issued under the 2015 Plan and still outstanding totaled 762,217 shares. As a result, as of August 31, 2016, there were only 71,117 shares currently available for issuance under the 2015 Plan. If the amendments to the 2015 Plan are approved at the annual meeting, immediately thereafter there will be a total of 2,000,000 shares of common stock reserved for issuance under the 2015 Plan with a total of 1,237,783 shares available for issuance in the form of new grants (assuming the amendment had been effective at August 31, 2016).

In August 2016, the Board approved (i) increasing the number of shares of common stock referenced under the 2015 Plan from 833,334 to 2,000,000, (ii) increasing the number of shares that may be issued as incentive stock options from 833,334 shares to 2,000,000 shares, and (iii) increasing (A) the number of shares of common stock underlying stock options and stock appreciation rights that may be granted under the 2015 Plan to any employee from 166,667 shares to 1,000,000 shares per year, and (B) the number of shares and share-based awards that may granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code from 166,667 shares to 1,000,000 shares per performance cycle. As we continue to grow our company and continue the commercialization of our approved products, we believe that it will be critical to attracting and retaining individuals to be able to offer larger equity awards under the 2015 Plan as an important incentive. Our Board believes that the remaining 71,117 shares of common stock available for issuance under the 2015 Plan as of August 31, 2016 and the current limitation that restricts grants to employees of stock options and stock appreciation rights covering more than 166,667 shares of common stock during any calendar year under the 2015 Plan is insufficient to accomplish the purposes of the 2015 Plan as described above.

 Following is a summary of the principal features of the 2015 Plan, as proposed to be amended. The summary is qualified by the full text of the 2015 Plan, as amended, attached to this proxy statement as Appendix B.

Key Provisions

Following are the key provisions of the 2015 Plan, as proposed to be amended:

Provisions of 2015 Plan	Description
Eligible Participants	Employees, directors, consultants, advisors and other independent contractors of our company and any successor entity that adopts the 2015 Plan.
Share Reserve

•  Total of 2,000,000 shares of our common stock.

•  Shares of common stock that are issued under the 2015 Plan or that are subject to outstanding awards will be applied to reduce the number of shares reserved for issuance under the 2015 Plan.

•  Except as otherwise required by Section 162(m) of the Internal Revenue Code, or the Code, in the event that a stock option granted under the 2015 Plan expires or is terminated or cancelled unexercised or unvested as to any shares of common stock, or in the event that shares of common stock are issued as restricted stock or as part of another award under the 2015 Plan and thereafter forfeited or reacquired by us, such shares will return to the share reserve and will again be issuable under the 2015 Plan.

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Provisions of 2015 Plan	Description
Award Types

•   Incentive stock options

•   Non-qualified stock options

•   Restricted stock

•   Restricted stock units

•   Unrestricted stock

•   Performance shares

•   Stock appreciation rights

•   Dividend equivalent rights

•   Cash-based awards

Vesting	Determined by the Compensation Committee of the Board of Directors
Award Limits	Stock options and stock appreciation rights covering no more than 1,000,000 shares may be issued to a single participant pursuant to awards under the 2015 Plan in a calendar year. Awards granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code for any performance cycle may be no more than 1,000,000 shares.
2015 Plan Termination Date	April 16, 2025

Summary of the 2015 Plan

The following description of certain features of the 2015 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2015 Plan that is attached hereto as Appendix B.

Plan Administration. The 2015 Plan is administered by the Board or a committee designated by the Board (the “Committee” and, either the Board or the Committee, as applicable, the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2015 Plan. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options and other awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2015 Plan are those full or part-time officers, employees, non-employee directors, directors and other key persons of the Company (including current and prior consultants, former employees and employees and directors of the former parent company) as selected from time to time by the Administrator in its discretion. Approximately 64 individuals are currently eligible to participate in the 2015 Plan, which includes three officers, 57 employees who are not officers, and four non-employee directors.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $5,000,000. In addition, no more than 2,000,000 shares will be issued in the form of incentive stock options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2015 Plan, the grant of any award will be counted as one share for each share of common stock actually subject to the award.

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Stock Options. The 2015 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2015 Plan will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100 percent of the fair market value of the common stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2015 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified stock options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Administrator may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of common stock, which are free from any restrictions under the 2015 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

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Performance Share Awards. The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Administrator shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award subject to performance vesting may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under the 2015 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions. The 2015 Plan provides that upon the effectiveness of a “sale event” as defined in the 2015 Plan, except as otherwise provided by the Administrator in the award agreement, all stock options, stock appreciation rights and other awards will be assumed or continued by the successor entity and adjusted accordingly to take into account the impact of the transaction. To the extent, however, that the parties to such sale event do not agree that all stock options, stock appreciation rights or any other awards shall be assumed or continued, then such stock options and stock appreciation rights shall become fully exercisable and the restrictions and conditions on all such other awards with time-based conditions will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion. In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights in exchange for the cancellation thereto.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2015 Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2015 Plan, to certain limits in the 2015 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2015 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting of such award.

Amendments and Termination. The Board may at any time amend or discontinue the 2015 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of any exchange on which the Company’s stock is listed, any amendments that materially change the terms of the 2015 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive stock options or to ensure that compensation earned under the 2015 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2015 Plan. The Board adopted the 2015 Plan on April 16, 2015, and the 2015 Plan became effective on the date it was approved by stockholders, which was June 1, 2016. Awards of incentive stock options may be granted under the 2015 Plan until April 16, 2025. No other awards may be granted under the 2015 Plan after the date that is 10 years from the date of stockholder approval.

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Summary of Federal income Tax Consequences of the 2015 Plan

The following is a summary of the principal federal income tax consequences of certain transactions under the 2015 Plan. The summary is intended only as a general guide and it does not describe all federal tax consequences under the 2015 Plan, nor does it describe state or local, foreign, or other tax consequences. The summary does not attempt to describe all possible federal income tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2015 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options. No taxable income is generally recognized for regular income tax purposes by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.

The difference between the option exercise price and the fair market value of the shares of common stock on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to (i) certain subsequent sales of the shares in a disqualifying disposition, (ii) certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and (iii) certain tax credits that may arise with respect to participants subject to the alternative minimum tax.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Special rules apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Stock Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise (and withholding of income and employment taxes will apply if the participant is or was an employee), and we receive a tax deduction for the same amount (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation), and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

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Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date will be after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, or IRS, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss ; however, for any shares returned to the Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20 percent federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2015 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2015 Plan is structured to allow certain awards to qualify as performance-based compensation under Section 162(m) of the Code.

Vote Required

  The affirmative vote of a majority of the votes cast at the meeting is required to approve the amendments to the 2015 Plan.

Recommendation

The Board of Directors recommends that you vote FOR approval of the amendments to the 2015 Plan.

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PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed the firm EKS&H LLLP, Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2017. While the Board is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, the Board may reconsider, but might not change, its appointment.

Representatives of EKS&H LLLP are not expected to be present at the annual meeting of stockholders due to the cost of travel.

Information about Change of Independent Registered Public Accounting Firm

On April 16, 2015, we changed our independent registered public accounting firm from HJ & Associates, LLC to EKS&H LLLP for the year ended June 30, 2015. The change was approved by the Board of Directors.

HJ & Associates’ reports on our financial statements dated November 26, 2014 relating to its audits of our balance sheets as of August 31, 2014 and 2013, and for the two years then ended did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, although the report contained an explanatory paragraph relating to our ability to continue as a going concern.

During the two years ended August 31, 2014 and through the date of their dismissal, there were no: (a) disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to HJ & Associates’ satisfaction, would have caused HJ & Associates to make reference to the subject matter thereof in connection with its reports on our financial statements as of June 30, 2013 and 2014, and for the two years then ended; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K.

HJ & Associates indicated to us that it agreed with the foregoing statements contained in the paragraphs above as they relate to HJ & Associates and furnished a letter dated April 22, 2015 to the United States Securities and Exchange Commission, or SEC, to this effect. A copy of the letter from HJ & Associates was Exhibit 16.1 to our Current Report on Form 8-K that we filed with the SEC on April 22, 2015.

During the two years ended December 31, 2013 and through April 16, 2015, neither we nor anyone acting on our behalf consulted with EKS&H LLLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Vote Required

Ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017.

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CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board currently consists of five members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

Joshua Disbrow has served as our Chief Executive Officers and as the Chairman of our Board of Directors since July 2016. The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our company and its stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and independence. In addition to these minimum requirements, the Board will also evaluate whether the nominee’s skills are complementary to the existing directors’ skills and the Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by the Board to determine whether they meet the minimum qualifications and whether they will satisfy the Board’s needs for specific expertise at that time.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. Our Compensation Committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://aytubio.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

Our audit committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. Each of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery satisfy the independence requirements of Rule 803(A)(2) of the NYSE MKT listing rules and SEC Rule 10A-3. Our audit committee is responsible for, among other things:

•	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

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•	reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;

•	determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;

•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•	monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis;

•	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•	handling such other matters that are specifically delegated to the audit committee by our board from time to time.

Our Board has determined Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.

Compensation Committee

Our compensation committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•	reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

•	reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•	reviewing and assessing, periodically, the adequacy of the formal written charter; and

•	such other matters that are specifically delegated to the compensation committee by our board from time to time.

Pursuant to its written charter, our compensation committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

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Nominating and Governance Committee

Our nominating and governance committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio. It is responsible for, among other things:

•	identifying and screening candidates for our board, and recommending nominees for election as directors;

•	establishing procedures to exercise oversight of the evaluation of the board and management;

•	reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•	developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•	generally advising our board on corporate governance and related matters.

Risk Oversight

Our Board is responsible for our Company’s risk oversight. In fulfilling that role, the Board focuses on our general risk-management strategy, the most significant risks facing our company, and ensures that risk-mitigation strategies are implemented by management. The Board oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. The Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Chief Operating Officer, is the brother of Joshua R. Disbrow, our Chief Executive Officer and a director. There are no other family relationships among or between any of our current or former executive officers and directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the corporate governance section of our website, http://aytubio.com.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board as provided by the laws of Delaware and our bylaws. During the fiscal year ended June 30, 2016, the Board held six meetings and also conducted business by written consent. Each person who was a director during fiscal 2016 attended at least 75% of the Board meetings. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

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Director Independence

Our common stock is not listed on any exchange. Consequently, no exchange rules regarding director independence are applicable to us. Audit Committee members must satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, for listed companies. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Three of our five directors are independent under the definition of the NYSE MKT. The other two directors are not independent under either definition due to (i) being an executive officer of our Company, in the case of Josh Disbrow, and (ii) the payments we make to Ampio under the services agreement with Aytu, in the case of Mr. Macaluso.

Stockholder Proposals

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. These notice deadlines are the same as those required by the SEC’s Rule 14a-8.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Secretary

Aytu BioScience, Inc.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

We will forward all communications from stockholders to the full Board, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below all transactions and series of similar transactions, other than compensation arrangements, during the last three fiscal years, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

April 2015 Merger

On April 16, 2015, pursuant to the Merger Agreement entered into among Rosewind, Luoxis, Vyrix and two subsidiaries of Rosewind created solely for the purposes of the Merger, and which did not survive the Merger, the Merger occurred in two stages.

In the first stage, each of Vyrix and Luoxis merged with one of Rosewind’s merger subsidiaries. Vyrix and Luoxis survived these mergers. The outstanding shares of stock of Vyrix and the outstanding shares of stock of Luoxis were converted into the right to receive shares of our common stock. The Vyrix stock and the Luoxis stock were each converted at an exchange factor. The exchange factor for each of them was determined upon the basis of a relative value opinion obtained by Ampio, the parent company of Vyrix and Luoxis. The outstanding shares of Rosewind’s merger subsidiary that merged with Vyrix were converted into shares of Vyrix as the surviving corporation. The outstanding shares of Rosewind’s merger subsidiary that merged with Luoxis were converted into shares of Luoxis as the surviving corporation. After completion of the first stage, Vyrix and Luoxis became subsidiaries of Rosewind.

In the second stage, which occurred on the same day as the first stage, each of Vyrix and Luoxis merged with Rosewind with Rosewind surviving. The first and second stage mergers are referred to collectively as the “Merger.”

Concurrently with the Merger:

•	Ampio purchased 396,816 shares of our common stock for (i) issuance to Rosewind of a promissory note of Ampio in the principal amount of $10,000,000, maturing on the first anniversary of the Merger; (ii) cancellation of indebtedness of Luoxis to Ampio in the amount of $8,000,000; and (iii) cancellation of indebtedness of Vyrix to Ampio in the amount of $4,000,000.

Rosewind

On March 3, 2015, Rosewind accepted a cash investment from two irrevocable trusts for estate planning of which Joshua Disbrow and Jarrett Disbrow are beneficiaries. None of such persons have or share investment control over our shares held by such trusts. None of such persons, nor members of their respective immediate families, are trustees of such trusts. None of such persons have or share power to revoke such trusts. Accordingly, under Rule 16a-8(b) and related rules, none of such persons has beneficial ownership over our shares purchased and held by such trusts.

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Luoxis and Vyrix

Ampio Loan Agreements

In November 2013, Vyrix entered into a loan agreement with Ampio. Pursuant to the loan agreement, Ampio agreed to lend Vyrix up to an aggregate amount of $3,000,000 through cash advances of up to $500,000 each. Unpaid principal amounts under the loan agreement bear simple interest at the “Applicable Federal Rate” for long-term obligations prescribed under Section 1274(d) of the Internal Revenue Code of 1986, as amended (or any successor provision with similar applicability). The initial term of this loan agreement is for one year, subject to automatic extension of successive one-year terms. Vyrix may repay any outstanding balance at any time without penalty. Ampio has an option of converting any balance outstanding under the loan agreement into shares of Vyrix common stock at the fair market value per share of Vyrix common stock, as determined by the Ampio board of directors, as of such conversion date. On April 16, 2015, in connection with the closing of the Merger, Ampio released Vyrix from its then outstanding obligation of $4,000,000 under the loan agreement as consideration of its share purchase, and the loan agreement was terminated.

In March 2014, Luoxis entered into a loan agreement with Ampio. Pursuant to the loan agreement, Ampio agreed to lend Luoxis $3,000,000. Unpaid principal amounts under the loan agreement bear simple interest at the “Applicable Federal Rate” for long-term obligations prescribed under Section 1274(d) of the Internal Revenue Code of 1986, as amended (or any successor provision with similar applicability). The initial term of this loan agreement is for one year, subject to automatic extension of successive one-year terms. Luoxis may repay any outstanding balance at any time without penalty. Ampio has an option of converting any balance outstanding under the loan agreement into shares of Luoxis common stock at the fair market value per share of Luoxis common stock, as determined by the Ampio board of directors, as of such conversion date. On April 16, 2015, in connection with the closing of the Merger, Ampio released Luoxis from its then outstanding obligation of $8,000,000 under the loan agreement as consideration of its share purchase, and the loan agreement was terminated.

On April 16, 2015, Ampio received 396,816 shares of common stock of Aytu for (i) issuance to Aytu of a promissory note from Ampio in the principal amount of $10,000,000, maturing on the first anniversary of the Merger, (ii) cancellation of indebtedness of Luoxis to Ampio in the amount of $8,000,000; and (iii) cancellation of indebtedness of Vyrix to Ampio in the amount of $4,000,000.

Services Agreements

In January 2013, Luoxis entered into a services agreement with Ampio whereby Ampio provides corporate overhead services and a shared facility with Luoxis in exchange for $15,000 per month. The amount can be modified in writing upon the consent of both parties. The agreement may be terminated at any time by either party. In January 2014, Vyrix entered into a services agreement with Ampio whereby Ampio provides corporate overhead services to Vyrix in exchange for $7,000 per month. The amount can be modified in writing upon the consent of both parties. The agreement may be terminated at any time by either party. Both agreements were assigned to us upon the closing of the Merger.

In July 2015, the prior service agreements were canceled and Aytu entered into agreements with Ampio whereby Aytu agreed to pay Ampio $30,000 per month for shared overhead which includes costs related to the shared facility, corporate staff, and other miscellaneous overhead expenses. This agreement will be in effect until it is terminated in writing by both parties. This agreement was amended in April 2016, which reduced the monthly amount to $18,000. This agreement was amended again in July 2016, which reduced the monthly amount to approximately $17,000 per month.

Sponsored Research Agreement

In June 2013, Luoxis entered into a sponsored research agreement with TRLLC, an entity controlled by Ampio’s director and Chief Scientific Officer, Dr. Bar-Or. The agreement, which was amended in September 2013 and provides for Luoxis to pay $6,000 per month to TRLLC in consideration for services related to research and development of Luoxis’ RedoxSYS System. In March 2014, Luoxis also agreed to pay a sum of $615,000 which is being amortized over the contractual term of 60.5 months and is divided between current and long-term on the balance sheet; this amount has been paid in full. This agreement is set to expire March 2019 and cannot be terminated prior to March 2017.

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Review, Approval or Ratification of Transactions with Related Persons

Effective upon its adoption in July 2016, pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at http://aytubio.com under the “Investor Relations—Corporate Governance” tab.

Prior to the adoption of the Audit Committee Charter, and due to the small size of our company, we did not have a formal written policy regarding the review of related party transactions, and relied on our Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviewed any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 31, 2016 for:

•	each beneficial owner of more than 5% of our outstanding common stock;

•	each of our director and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of August 31, 2016. The percentage ownership information shown in the table is based upon 5,070,591 shares of common stock outstanding as of August 31, 2016.

Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days of August 31, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

		Percentage of
		Shares
	Number of Shares Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

5% Stockholders:
Alpha Venture Capital Partners, L.P.(1)	837,300	16.5%

Directors and Named Executive Officers:
Joshua R. Disbrow (2)	296,863	5.8%
Jarrett T. Disbrow (3)	267,673	5.3%
Gregory A. Gould (4)	227,733	4.5%
Jonathan H. McGrael (5)	140,000	2.8%
Michael Macaluso (6)	119,156	2.3%
Carl C. Dockery(7)	912,301	16.6%
John Donofrio(8)	68,750	1.4%
Gary Cantrell(9)	72,500	1.4%
All directors and executive officers as a group (eight persons)	2,104,976	37.6%

* Represents beneficial ownership of less than 1%.

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(1)	Carl C. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P. The address of Alpha Venture Capital Partners, L.P. is 2026 Crystal Wood Drive, Lakeland, Florida 33801. For securities beneficially owned by Alpha Venture Capital Partners, L.P., see footnote 7.
(2)	Consists of (i) 86,029 shares, (ii) 190,000 restricted shares and (iii) 20,834 shares issuable upon the exercise warrants. Does not include 46,548 shares held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.
(3)	Consists of (i) 81,839 shares, (ii) 165,000 restricted shares and (iii) 20,834 shares issuable upon the exercise warrants. Does not include 46,548 shares held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.
(4)	Consists of (i) 41,899 shares, (ii) 165,000 restricted shares, and (iii) vested options to purchase 20,834 shares of common stock.
(5)	Consists of 140,000 restricted shares.
(6)	Consists of (i) 29,780 shares, (ii) 65,000 restricted shares, and (iii) vested options to purchase 24,376 shares of common stock.
(7)	Consists of (i) 65,000 restricted shares, (ii) vested options to purchase 10,001 shares of common stock, (iii) 420,633 shares held by Alpha Venture Capital Partners, L.P and (iv) 416,667 shares issuable upon the exercise warrants held by Alpha Venture Capital Partners, L.P. Mr. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P.
(8)	Consists of (i) 65,000 restricted shares, and (ii) vested options to purchase 3,750 shares of common stock.
(9)	Consists of (i) 65,000 restricted shares, (ii) 3,750 shares issuable upon the exercise of warrants, and (iii) vested options to purchase 3,750 shares of common stock.

DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2017, consists of: an annual cash retainer of $25,000 for each director, $10,000 for each committee chair and $5,000 for each other committee member; a one-time grant of 65,000 restricted shares of stock upon appointment to the board; and an annual stock option grant of 15,000 shares thereafter. In April 2016, we prorated for the last quarter of fiscal 2016 the annual cash retainer (amounting to $6,250) and also made the annual grant of 100,000 stock options to our then two non-employee directors. Prior to April 1, 2016, we paid no cash compensation and made no annual stock option grants.  We also reimburse directors for expenses incurred in connection with their service as director.

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The following table provides information regarding all compensation paid to non-employee directors of Aytu during the fiscal year ended June 30, 2016.

Name	Fees Earned or Paid in Cash	Stock Option Awards(1)	All Other Compensation	Total
Michael Macaluso(2)	$6,250	$34,169	$—	$40,419
Carl C. Dockery(2)	$6,250	$34,169	$—	$40,419
Gary V. Cantrell(2) (3)	$—	$—	$—	$—
John A. Donofrio Jr(2) (3)	$—	$—	$—	$—

(1)	This column reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASC, Topic 718.

(2)	As of June 30, 2016, the number of shares underlying options held by each non-employee director was as follows: 18,750 shares for Mr. Macaluso; 8,334 shares for Mr. Dockery; none for Mr. Cantrell; and none for Mr. Donofrio.

(3)	Gary V. Cantrell and John A. Donofrio Jr. were each appointed a director in July 2016 and therefore received no compensation or equity awards from Aytu in the fiscal year ended June 30, 2016.

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EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation for our company’s directors and named executive officers. On April 16, 2015, we acquired Luoxis and Vyrix in the Merger. Because for certain periods some of our named executive officers were, prior to the Merger on April 16, 2015, employed by Luoxis and Vyrix, we are providing past compensation information concerning such executive officers with respect to Luoxis and Vyrix.

In establishing executive compensation, our Board is guided by the following goals:

•	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers and directors for work required for a company of our size and scope;

•	compensation should align the executive officers’ and directors’ interests with the long-term interests of stockholders; and

•	compensation should assist with attracting and retaining qualified executive officers and directors.

The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2016 and 2015 to each of the following named executive officers.

							Non-Equity	Change in Pension Value and Nonqualified
						Option	Incentive Plan	Deferred	All Other
					Stock	Award	Compensation	Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Award ($)	($)(1)	($)	Earnings ($)	($)		Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)		(j)

Named Executive Officers

Joshua R. Disbrow (2)
Chief Executive Officer	2016	250,000	312,500	(8)	-	559,000	-	-	-		1,121,500
since December 2012	2015	246,000	202,500		-	198,000	-	-	7,045	(3)	653,545

Jarrett T. Disbrow (4)
Chief Operating Officer, Secretary	2016	250,000	287,500	(8)	-	559,000	-	-	-		1,096,500
and Treasurer	2015	218,000	5,000		-	-	-	-	-		223,000

Gregory A. Gould (5)
Chief Financial Officer	2016	-	250,000	(8)	-	-	-	-	-		250,000
since June 2014	2015	-	-		-	66,000	-	-	-		66,000

Jonathan H. McGrael (6)
VP of Commercial Operations	2016	140,417	237,737		-	186,337	-	-	13,233	(7)	577,724
	2015	-	-		-	-	-	-	-		-

(1)	Option awards are reported at fair value at the date of grant. See Item 15 of Part IV, “Notes to the Financial Statements — Note 10 — Equity Instruments.” Pre-Merger option awards made in August 2014 to Joshua R. Disbrow and Gregory A. Gould were cancelled in April 2015 and the expenses were reversed.
(2)	Joshua R. Disbrow received a salary increase to $250,000 effective April 16, 2015 when he was appointed Chief Executive Officer of Aytu.
(3)	This was a cash payout of in-the-money options issued to Mr. Disbrow by Luoxis, which options were cashed out in the Merger.
(4)	Jarrett T. Disbrow received a salary increase to $250,000 effective April 16, 2015 when he was appointed Chief Operating Officer of Aytu.
(5)	Mr. Gould was appointed to Chief Financial Officer, Secretary and Treasurer effective April 16, 2015. His compensation expense is part of the shared service agreement with Ampio, except for his bonus, which is paid directly by us to Mr. Gould.
(6)	Mr. McGrael was hired on September 16, 2015 and his annual salary was increased on May 15, 2016 from $175,000 to $190,000.

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(7)	Represents reimbursed relocation expenses.
(8)	Of these bonuses, 60% was taken in common stock and 40% was taken in cash.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to Aytu business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be the most beneficial to our company and our shareholders. No interest is paid on amounts reimbursed to the executives.

Outstanding Equity Awards

The following table contains certain information concerning unexercised options for the Named Executive Officers as of June 30, 2016.

			Equity Incentive
		Number of	Plan Awards:
	Number of	Securities	Number of
	Securities	Underlying	Securities
	Underlying	Unexercised	Underlying
	Unexercised	Options	Unexercised	Option	Option
	Options	Unexercisable	Unearned	Exercise	Expiration
Name	Exercisable (#)	(#)	Options (#)	Price ($)(1)	Date
(a)	(b)	(c)	(d)	(e)	(f)

Named Executive Officers

Joshua R. Disbrow	-	50,000	-	$18.12	11/11/2025
Jarrett T. Disbrow	-	50,000	-	$18.12	11/11/2025
Gregory A. Gould	20,834	-	-	$18.12	11/11/2025
Jonathan H. McGrael	-	16,667	-	$18.12	11/11/2025

(1)	On July 7, 2016, the Board reset the option exercise price on these options from $18.12 to $3.23.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based awards to the Named Executive Officers during the year ended June 30, 2016:

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		All Other Option
		Awards: Numbers of	Exercise Price	Grant Date
		Securities	of Option	Fair Value of
		Underlying Options	Awards	Option Awards
Name	Grant Date	(#)	($/Share)(3)	($)(1)

Named Executive Officers

Joshua R Disbrow	11/11/2015	50,000	$18.12	$559,000
Jarrett T Disborw	11/11/2015	50,000	$18.12	$559,000
Gregory A Gould	11/11/2015	20,834	$18.12	$-	(2)
Jonathan H McGrael	11/11/2015	16,667	$18.12	$186,337

(1)	The amounts reported in this column represent the aggregate grant date fair value computed in accordance with FASB ASC 718, excluding the effect of any estimated forfeitures and may not correspond to the actual value that will be realized by the named executive officer.

(2)	The fair value of this award was recognized by Ampio Pharmaceuticals as at the date of grant, Ampio was the parent company and in accordance with GAAP, since Mr. Gould is still an Ampio employee, it was appropriate for Ampio to recognize the expense.

(3)	On July 7, 2016, the Board reset the option exercise price on these options from $18.12 to $3.23.

Employment Agreements

We entered into an employment agreement with Joshua Disbrow in connection with his employment as our Chief Executive Officer. The agreement is for a term of 24 months beginning on April 16, 2015, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as discussed below). Mr. Disbrow is entitled to receive $250,000 in annual salary, plus a discretionary performance bonus with a target of 125% of his base salary. Mr. Disbrow is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

We entered into an employment agreement with Jarrett Disbrow, our Chief Operating Officer, in connection with his employment with us. The agreement is for a term of 24 months beginning on April 16, 2015, subject to termination by us with or without Cause or as a result of the officer’s disability, or by the officer with or without Good Reason (as discussed below). Mr. Disbrow is entitled to receive $250,000 in annual salary, plus a discretionary performance bonus with a target of 125% of his base salary. Mr. Disbrow is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

In September 2015, we entered into an employment agreement with Jonathan McGrael, our Vice President of Sales, in connection with his employment with us. The agreement is at will, subject to termination by us with or without Cause or as a result of the officer’s disability, or by the officer with or without Good Reason (as discussed below). Mr. McGrael is entitled to receive $175,000 in annual salary, plus a discretionary performance bonus with a target of 43% of his base salary. Mr. McGrael will also receive up to $20,000 for relocation reimbursement. Mr. McGrael is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans. On May 15, 2016, we amended Mr. McGrael’s contract to increase his salary to $190,000 and to name him our Vice President of Commercial Operations.

Payments Provided Upon Termination for Good Reason or Without Cause

Pursuant to the employment agreements, in the event Joshua Disbrow’s or Jarrett Disbrow’s employment is terminated without Cause by us or either officer terminates his employment with Good Reason, we will be obligated to pay him any accrued compensation and a lump sum payment equal to two times his base salary in effect at the date of termination, as well as continued participation in the health and welfare plans for up to two years. All vested stock options shall remain exercisable from the date of termination until the expiration date of the applicable award. So long as a Change in Control is not in effect, then all options which are unvested at the date of termination Without Cause or for Good Reason shall be accelerated as of the date of termination such that the number of option shares equal to 1/24th the number of option shares multiplied by the number of full months of such officer’s employment shall be deemed vested and immediately exercisable by the officer. Any unvested options over and above the foregoing shall be cancelled and of no further force or effect, and shall not be exercisable by such officer.

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“Good Reason” with respect to the agreements with Joshua Disbrow and Jarrett Disbrow, means, without the officer’s written consent, there is:

•	a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);

•	a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

•	a material change in the principal geographic location at which the officer must perform his services.

“Cause” with respect to the agreements with Joshua Disbrow and Jarrett Disbrow, means:

•	conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation which is a misdemeanor;

•	willful malfeasance or willful misconduct by the officer in connection with his employment;

•	gross negligence in performing any of his duties;

•	willful and deliberate violation of any of our policies;

•	unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;

•	unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;

•	willful and deliberate breach of his obligations under the employment agreement; or

•	any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the board.

In the case of Mr. McGrael’s termination without Cause or with Good Reason, we will be obligated to pay him any accrued compensation and continue his salary for six months. In addition, all unvested options will receive accelerated vesting in full.

“Good Reason” with respect to the agreement with Mr. McGrael, means, without the officer’s written consent, there is:

•	a material reduction in the officer’s overall responsibilities or authority, or scope of duties;

•	a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

•	the Company’s material breach of the employment agreement.

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“Cause” with respect to the agreement with Mr. McGrael means:

•	conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, a felony or misdemeanor involving moral turpitude;

•	willful malfeasance or willful misconduct by the officer in connection with his employment;

•	gross negligence in performing any of his duties;

•	material failure to comply with our workplace rules, policies or procedures which is not cured within fifteen days of written notice;

•	material breach of our Proprietary Information and Inventions Agreement;

•	material breach of the employment agreement which is not cured within fifteen days of written notice;

•	unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us; or

•	willful failure or refusal to perform his material duties under the employment agreement or failure to follow any specific lawful instructions of the Chief Executive Officer or his designee which is not cured within fifteen days of written notice.

The severance benefits described above are contingent on each officer executing a general release of claims.

Payments Provided Upon a Change in Control

Pursuant to the employment agreements for Joshua Disbrow and Jarrett Disbrow, in the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.

“Change in Control” means: the occurrence of any of the following events:

•	the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (the “Acquiring Person”), other than us, or any of our Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or

•	the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

•	the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

Our only obligation to Joshua Disbrow and Jarrett Disbrow had a Change in Control occurred as of June 30, 2016, would be the acceleration of the vesting of all options held by them at that date. On June 30, 2016, the closing price of our common stock was below the exercise price for all of the options held by Joshua Disbrow and Jarrett Disbrow and therefore there would have been no economic benefit to them upon the acceleration of vesting of those options.

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STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.

AUDITOR MATTERS

The Board has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2016, which were audited by EKS&H LLLP, our independent registered public accounting firm. The Board discussed with EKS&H LLLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 16 (Communication with Audit Committee). The Board received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended June 30, 2015 were compatible with maintaining EKS&H LLLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Board approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 for filing with the SEC.

Fees Paid to the Independent Registered Public Accounting Firm

EKS&H LLLP has served as our independent auditors since April 2015, and was appointed by the Board of Directors to continue as our independent auditors for the fiscal years ended June 30, 2015 and 2016.

The following table presents aggregate fees for professional services rendered by our independent registered public accounting firm, EKS&H LLLP, for the audit of our annual financial statements for the respective periods, all of which were approved by the full Board of Directors because we did not appoint an independent Audit Committee until July 2016.

	Year Ended June 30,
	2016	2015
Audit fees (1)	$199,000	$70,000
Audit-related fees (2)	90,319	23,100
Tax fees (3)	4,000	975
Total Fees	$293,319	$94,075

(1)	Audit fees are comprised of annual audit fees and quarterly review fees.
(2)	Audit-related fees for fiscal year 2016 were comprised of fees related to registration statements, including for our May 2016 public offering. The 2015 fees were related to registration statements and consultation fees.
(3)	Tax fees are comprised of tax compliance, preparation and consultation fees.

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Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm although, it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval a description of services expected to be rendered during that year for each of the following four categories of services:

Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Under our bylaws, stockholder proposals to be considered at our 2017 annual meeting must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2017 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by June 7, 2017; provided, however, that if the date of the 2017 annual meeting is more than 30 days before or after November 15, 2017, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2017 annual meeting or (2) the 10th day following the first public announcement of the date of the 2017 annual meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Gregory A. Gould, Corporate Secretary, Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to August 21, 2017.

We anticipate holding our next annual meeting in November 2017 following the end of our current fiscal year on June 30, 2017.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended June 30, 2016 and 2015. You can request a copy of our Annual Report on Form 10-K free of charge by calling (720) 437-6580 or by mailing a request to our Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports have been timely filed during fiscal 2016, except for the following: a Form 4 for each of Joshua Disbrow, Jarrett Disbrow and Carl Dockery to report the purchase of shares of our common stock in our May 2016 public offering, which reports were due on May 10, 2016, and were filed on May 16, 2016.

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DIRECTIONS TO AYTU BIOSCIENCE, INC. ANNUAL MEETING AT THE OFFICES OF

WYRICK ROBBINS YATES & PONTON LLP

AT 4101 LAKE BOONE TRAIL, SUITE 300, RALEIGH, NORTH CAROLINA

Driving directions (from I-40):

From the East – Wilson / Rocky Mount / Greenville

Travel US 264 west towards Raleigh. Take exit 419, outer beltline I-440 heading toward northern Raleigh. Continue on I-440 for 9 miles to exit 5, Lake Boone Trail. Turn right onto Lake Boone Trail. The Summit building is 0.4 mile on your left.

From the West – RTP / Durham / Chapel Hill / RDU Airport
Travel I-40 east toward Raleigh. Take exit 289, Wade Avenue and continue to the Blue Ridge Road exit. Turn left onto Blue Ridge Road and travel 0.8 mile to Lake Boone Trail. Turn right onto Lake Boone Trail. The Summit building is 0.4 mile on your right.

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Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

AYTU BIOSCIENCE, INC.

Aytu BioScience, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: The name of the corporation is Aytu BioScience, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on June 8, 2015 under the name Aytu BioScience, Inc. This Certificate of Amendment as duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

SECOND: That Article IV, Section 1 of the Certificate of Incorporation of this corporation shall be deleted in its entirety and replaced with the following:

RESOLVED, that Article IV, Section 1 of the Certificate of Incorporation of this corporation shall be amended by adding the following paragraph:

“Effective as of 4:30 p.m. Eastern Standard Time on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Corporation (the “Effective Time”), a one-for- reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each share of common stock, par value $0.0001 per share, issued and outstanding or held as treasury shares at the Effective Time (hereinafter called “Old Common Stock”), shall be reclassified and combined into one share of common stock, par value $0.0001 per share (hereinafter called “Common Stock”), automatically and without any action by the holder thereof, subject to the treatment of fractional shares, shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination, rather stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the reclassification and combination shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests. As soon as practicable following the Effective Time, the Corporation will notify its stockholders of record as of the Effective Time to transmit outstanding share certificates to the Corporation’s exchange agent and registrar (“Exchange Agent”) and the Corporation will cause the Exchange Agent to issue new certificates or book entries representing one share of common stock for every [___] shares transmitted and held of record as of the Effective Time; and in settlement of fractional interests that might arise as a result of such combination as of the Effective Time, cause the Exchange Agent to issue one whole share to such holders in lieu of a fractional share interest. The Corporation’s authorized shares of Common Stock, each having a par value of $0.0001 per share, shall not be changed.”

THIRD: That said Certificate of Amendment, which amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __ day of _____ 201__.

Joshua R. Disbrow, Chief Executive Officer

Appendix B

AYTU BIOSCIENCE, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Aytu Bioscience, Inc. 2015 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Aytu Bioscience, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: achievement of research and development, publication, clinical and/or regulatory milestones, total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan. The Plan shall be administered by the Administrator.

(b)           Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)           to select the individuals to whom Awards may from time to time be granted;

(ii)           to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)           to determine the number of shares of Stock to be covered by any Award;

(iv)           to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)           to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)           subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)           at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)           Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)           Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)           Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be two million (2,000,000) shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than one million (1,000,000) shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than two million (2,000,000) shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Effect of Awards. The grant of an Award shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)           Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)           Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

(a)           Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)           Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)           Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)           Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)           Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)           In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)           Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)           By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)           With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)           Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)           Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)           Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)           Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)           Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)           Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)           Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)           Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a)           Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)           Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)           Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)           Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)           Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)           Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)           Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)           Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b)           Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)           Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)           Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is one million (1,000,000) shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or five million dollars ($5,000,000) in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)           Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)           Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	TRANSFERABILITY OF AWARDS

(a)           Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)           Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)           Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)           Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.	TAX WITHHOLDING

(a)           Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.	TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)           Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b)           For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)           a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)           an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.	GENERAL PROVISIONS

(a)           No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)           Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)           Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)           Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)           Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)           Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 16, 2016

DATE APPROVED BY STOCKHOLDERS: June 1, 2016

DATE AMENDED BY BOARD OF DIRECTORS: August 25, 2016

DATE AMENDED BY STOCKHOLDERS: November 15, 2016

AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua R. Disbrow and Gregory A. Gould as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aytu BioScience, Inc. held of record by the undersigned on September 22, 2016, at the Annual Meeting of Shareholders to be held at the offices of Wyrick Robbins Yates & Ponton LLP at 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, on November 15, 2016, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

AYTU BIOSCIENCE, INC.

November 15, 2016

PROXY VOTING INSTRUCTION

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-579-1639 in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote online/phone until 11:59 PM EDT the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice of Meeting, proxy statement and proxy card are available at www.aytubio.com.
↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1 “FOR” PROPOSALS 2, 3, 4 AND 6 AND “3 Years” for Proposal 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.  The election as director of the nominees listed below.

NOMINEES:	FOR	WITHHOLD
o Joshua R. Disbrow	☐	☐
o Gary V. Cantrell	☐	☐
o Carl C. Dockery	☐	☐
o John A. Donofrio Jr.	☐	☐
o Michael Macaluso	☐	☐

2. The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number between 1-for-2 and 1-for-4, as determined by our board of directors, at any time before November 15, 2017, if and as determined by our board of directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. The approval of amendments to our 2015 Stock Option and Incentive Plan to (i) increase the number of authorized shares of common stock reserved for issuance thereunder from 833,334 shares to 2,000,000 shares, (ii) increase the number of shares that may be issued as incentive stock options from 833,334 shares to 2,000,000 shares, and (iii) increase the maximum number of shares of common stock (A) underlying stock options or stock appreciation rights that may be granted to any one individual during any calendar year period, and (B) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, for any performance cycle, in each case from 166,667 shares to 1,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4. The ratification of EKS&H LLLP as the independent registered public accounting firm for the fiscal year ending June 30, 2017.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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